UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

Jennison Sector Funds, Inc.
Strategic Partners Mutual Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

MEETING ADJOURNMENT NOTICE.

Your fellow shareholders are counting on your participation.

May 5, 2006

Special Shareholders meeting ADJOURNED TO Friday May 19, 2006

Dear Shareholder:

As of the original shareholder meeting date of May 4, 2006, we have not received enough votes on the proposed Fund changes. Therefore, we have adjourned the meeting to May 19, 2006, and again urge you to participate. Your vote will help ensure that there will be sufficient participation to hold the meeting and avoid further adjournments. It is extremely important that you take a few minutes now to vote.

To make sure that your shares are represented, we need to receive your instructions before the May 19, 2006, adjourned meeting date.

PLEASE VOTE TODAY!

By acting now, you are helping to save the time and expense of additional solicitations. All shareholders will benefit from your cooperation.

After careful review, the Board of Trustees has unanimously recommended a vote “FOR” the proposal detailed in your proxy statement.

If you have any questions or would like a professional proxy specialist to help you with your voting options, please call the Fund’s proxy solicitor, MIS, an ADP Company toll free at 1-888-684-2435. Please have the ballot that was enclosed with this letter handy when calling.

Voting is easy:

By Touch Tone Phone

Call toll-free 24 hours a day at the number indicated on your proxy card.

Follow the simple voting instructions.

By Internet

Visit the web site and follow the instructions on the proxy card.

By Mail

Return your executed proxy card in the enclosed postage paid envelope immediately so that we will receive it by May 18, 2006.

EVERY VOTE COUNTS!  PLEASE VOTE TODAY!

OBO-Adj

MEETING ADJOURNMENT NOTICE.

Your fellow shareholders are counting on your participation.

May 5, 2006

Special Shareholders meeting ADJOURNED TO Friday May 19, 2006

Dear Shareholder:

As of the original shareholder meeting date of May 4, 2006, we have not received enough votes on the proposed Fund changes. Therefore, we have adjourned the meeting to May 19, 2006, and again urge you to participate. Your vote will help ensure that there will be sufficient participation to hold the meeting and avoid further adjournments. It is extremely important that you take a few minutes now to vote.

To make sure that your shares are represented, we need to receive your instructions before the May 19, 2006, adjourned meeting date.

PLEASE VOTE TODAY!

By acting now, you are helping to save the time and expense of additional solicitations. All shareholders will benefit from your cooperation.

After careful review, the Board of Trustees has unanimously recommended a vote “FOR” the proposal detailed in your proxy statement.

If you have any questions or would like a professional proxy specialist to help you cast your vote, please call the Fund’s proxy solicitor, MIS, an ADP Company toll free at 1-888-684-2435. Please have the ballot that was enclosed with this letter handy when calling.

Voting is easy:

By Touch Tone Phone

Call toll-free 24 hours a day at the number indicated on your proxy card. Follow the simple voting instructions.

By Internet

Visit the web site and follow the instructions on the proxy card.

By Mail

Return your executed proxy card in the enclosed postage paid envelope immediately so that we will receive it by May 18, 2006.

EVERY VOTE COUNTS!  PLEASE VOTE TODAY!

REG/NOBO-Adj